                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                             ----------------------


                                   FORM 8-K/A
                               (AMENDMENT NO. ONE)


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             ----------------------



         Date of Report (Date of earliest event reported): June 12, 1996


                              INLAND RESOURCES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         WASHINGTON                   0-16487                91-1307042
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)       (IRS EMPLOYER
                                                           IDENTIFICATION NO.)


               475 17TH STREET, SUITE 1500, DENVER, COLORADO 80202 (ADDRESS OF PRINCIPAL EXECUTE OFFICES, INCLUDING ZIP CODE)



                               (303) 292-0900
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b)    The following financial statements and pro forma financial information regarding the 20 wells indirectly acquired pursuant to the Agreement are filed with this Report.

                          INDEX TO FINANCIAL STATEMENTS

(a)  HISTORICAL SUMMARY OF OIL AND GAS REVENUES

     Report of Independent Accountants                                             F-1
     Historical Summary of Oil and Gas Revenues and Direct Operating
       Expenses of Certain Oil and Gas Properties of Farmout, Inc. Acquired
       by Inland Resources Inc.                                                    F-2
     Notes to Historical Summary of Oil and Gas Revenues and Direct
       Operating Expenses of Certain Oil and Gas Properties of Farmout, Inc.
       Acquired by Inland Resources Inc.                                           F-3

(b)  UNAUDITED PRO FORMA FINANCIAL INFORMATION

     Introduction to Pro Forma Financial Information                               F-6

     Pro Forma Condensed Consolidated Balance Sheet as of
        March 31, 1996 (Unaudited)                                                 F-7

     Pro Forma Consolidated Statement of Operations for the Three-Month
        Period Ended March 31, 1996 (Unaudited)                                    F-8

     Pro Forma Consolidated Statement of Operations for the
       Year Ended December 31, 1995 (Unaudited)                                    F-9

     Pro Forma Reserve Information as of May 31, 1996                             F-10

(c)  EXHIBITS.  The following exhibits are being filed herewith:

     10.1 Form of Agreement dated June 12, 1996 between Registrant, IPC, Smith
          Management, Farmout and the Farmout Stockholders.*

     10.2 Form of Registration Rights Agreement dated June 12, 1996 between
          Registrant, Smith Management and the Farmout Stockholders.*

     10.3 Security Agreement dated June 12, 1996 between the Farmout
          Stockholders and Registrant.*

     10.4 Form of Agreement dated June 12, 1996 between Registrant and Pasmas.*

     10.5 Form of Registration Rights Agreement to be entered into as of July 31, 1996 between Registrant and Pasmas.*

     10.6 Form of Articles of Amendment to the Articles of Incorporation of Registrant Designating the Series B Preferred Stock.*

     23.1 Consent of Coopers & Lybrand, L.L.P.**

- ----------------------------

*    Previously filed.

**   Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. One to this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 18, 1996

                                       INLAND RESOURCES INC.



                                       By: /s/ Kyle R. Miller
                                           -----------------------------------
                                           Kyle R. Miller, President and
                                           Chief Executive Officer

                           INLAND RESOURCES INC.

                           _____________________


Report on Audit of Historical Summary of Oil and Gas Revenues and Direct
 Operating Expenses of Certain Oil and Gas Properties of Farmout, Inc.
                      Acquired by Inland Resources Inc.

     for the eleven-month period from July 1, 1995 to May 31, 1996

                     REPORT OF INDEPENDENT ACCOUNTANTS

                           _____________________



To the Board of Directors and Shareholders of Inland Resources Inc.:

We have audited the accompanying Historical Summary of Oil and Gas Revenues and Direct Operating Expenses of Certain Oil and Gas Properties (the "Properties") of Farmout, Inc. Acquired by Inland Resources Inc. (the "Historical Summary") for the eleven-month period from July 1, 1995 to May 31, 1996. The Historical Summary is the responsibility of Inland Resources Inc. management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses as described in Note 2.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the oil and gas revenues and direct operating expenses of the Properties, for the eleven-month period from July 1, 1995 to May 31, 1996 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Denver, Colorado
July 15, 1996

                   HISTORICAL SUMMARY OF OIL AND GAS REVENUES
                        AND DIRECT OPERATING EXPENSES OF
                 CERTAIN OIL AND GAS PROPERTIES OF FARMOUT, INC.
                        ACQUIRED BY INLAND RESOURCES INC.

                           _____________________



                                                   Eleven-Month
                                                   Period Ended
                                                   May 31, 1996
                                                   ------------
            Oil and gas revenues                    $ 2,716,260

            Direct Operating Expenses:
               Lease operating expenses                (180,747)
               Production taxes                        (154,934)
                                                    -----------
            Revenues in excess of direct
            operating expenses                      $ 2,380,579
                                                    -----------
                                                    -----------














                      The accompanying notes are an integral
                          part of the historical summary

               NOTES TO HISTORICAL SUMMARY OF OIL AND GAS REVENUES
                         AND DIRECT OPERATING EXPENSES OF
                 CERTAIN OIL AND GAS PROPERTIES OF FARMOUT, INC.
                         ACQUIRED BY INLAND RESOURCES INC.

                           _____________________

1.   HISTORY OF TRANSACTION:

     Effective July 1, 1995, Randall D. Smith ("Smith"), Inland Resources Inc. ("Inland" or the "Company") and Inland Production Company ("IPC"), a wholly-owned subsidiary of Inland, entered into a Farmout Agreement pursuant to which IPC agreed to farmout to Smith its interest in certain 40-acre drill sites and Smith agreed to drill wells on such drill sites between July 1, 1995 and December 31, 1995. Pursuant to the Farmout Agreement, 21 wells were drilled and funded by Smith, 20 of which were producing wells and one of which was a developmental dry hole (the "Acquired Properties").

     Prior to June 1, 1996, Smith transferred a portion of his interests in the farmout wells and the Farmout Agreement to Jeffrey A. Smith and John W. Adams (collectively, with Smith, the "Farmout Stockholders"). The Farmout Stockholders transferred all of said interests to Farmout, Inc. ("Farmout") prior to June 1, 1996.

     On June 12, 1996, Smith Management Company, Inc., an affiliate of Smith, Farmout, the Farmout Stockholders, Inland and IPC entered into an agreement pursuant to which the Farmout Stockholders transferred one hundred percent (100%) of the outstanding capital stock of Farmout to Inland in exchange for 1,309,880 shares of Inland's common stock. Farmout is a Utah corporation whose only assets are the twenty producing farmout wells drilled and operated by IPC during the period July 1, 1995 to May 31, 1996. Farmout had no liabilities at the purchase date. Income tax liabilities arising prior to June 12, 1996 are the responsibility of the Farmout Stockholders and income tax liabilities from June 12, 1996 forward are the responsibility of Inland. Smith and affiliated entities are a majority shareholder of Inland.

2.   BASIS OF PRESENTATION:

     The accompanying Historical Summary is included to provide historical information on the revenues and direct operating expenses of the property interests acquired by the Company and may not be representative of future operations. Direct operating expenses include lease operating expenses and production taxes. A provision for depreciation, depletion and amortization has not been included since the Company's basis in the Acquired Properties is different from the previous owners' basis. General and administrative expenses have not been included since general and administrative expenses incurred by the previous owners are not comparable to amounts expected to be incurred by the Company. The Historical Summary does not include federal and state income taxes or interest.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   OIL AND GAS PRODUCING ACTIVITIES:

     COSTS INCURRED IN OIL AND GAS PRODUCING ACTIVITIES

     The Acquired Properties were drilled during the time period July 1, 1995 to May 31, 1996. Costs incurred to develop the Acquired Properties were $6,961,354. There were no exploratory expenditures incurred. The Company's purchase of the Acquired Properties did not include any undeveloped acreage.

     OIL AND GAS RESERVE QUANTITIES (UNAUDITED)

     The reserve information presented below is based upon reports prepared by the Company's in-house reserve engineer and has not been reviewed or audited by an independent petroleum engineering firm. The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of oil and gas properties that have produced for a period of time. As a result, revisions to previous estimates are expected to occur as additional production data becomes available or economic factors change.

     Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are those expected to be recovered through existing wells with existing equipment and operating methods. All of the Acquired Properties are classified as proved developed reserves.

     Presented below is a summary of the changes in estimated reserves of the Acquired Properties, all of which are located in Utah, for the eleven-month period from July 1, 1995 to May 31, 1996:

                                                Oil (MBbl)         Gas (MMcf)
                                                ----------         ----------
     Proved developed reserves - July 1, 1995         -                  -
     Extensions and discoveries                     633              1,254
     Production                                    (148)               (52)
                                                   ----              -----
     Proved developed reserves - May 31, 1996       485              1,202
                                                   ----              -----
                                                   ----              -----

     STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS (UNAUDITED)

     Statement of Financial Standards No. 69 prescribes guidelines for computing a standardized measure of future net cash flow and changes therein relating to estimated proved reserves. The Company has followed these guidelines which are briefly discussed below.

     Future cash inflows and future production and development costs are determined by applying period-end prices and costs to the estimated quantities of oil and gas to be produced. Estimated future income taxes are computed using current statutory income tax rates including consideration for future statutory depletion. The resulting future net cash flows are reduced to present value by applying a 10% annual discount factor.

     The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and, as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

     The following summary sets forth the Acquired Properties future net cash flows relating to proved oil and gas reserves based on the standardized measure prescribed in Statement of Financial Accounting Standards No. 69.

                                                               (in thousands)
                                                                May 31, 1996
                                                               --------------
     Future cash inflows                                           $ 9,879
     Future production costs                                        (2,815)
     Future income tax provision                                    (2,026)
                                                                   -------
     Future net cash flows                                           5,038
     Less effect of 10% discount factor                             (1,324)
                                                                   -------
     Standardized measure of discounted future net cash flows      $ 3,714
                                                                   -------
                                                                   -------

     The principal sources of changes in the standardized measure of discounted future net cash flows for the Acquired Properties are as follows for the eleven-month period from July 1, 1995 to May 31, 1996:

                                                          (in thousands)
                                                          --------------

     Standardized measure, July 1, 1995                             -
     Extensions, discoveries and improved recovery            $ 6,095
     Sales of oil and gas produced, net of direct
      production costs                                         (2,381)
                                                              -------
     Standardized measure, May 31, 1996                       $ 3,714
                                                              -------
                                                              -------

                         PRO FORMA FINANCIAL INFORMATION
                             INLAND RESOURCES INC.
                 INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

                             _____________________


The accompanying unaudited Pro Forma Financial Statements and Reserve Information are presented to illustrate the effect of the Acquired Properties on the Company's financial condition and results of operations as if the transaction had occurred (a) as of May 31, 1996 for the Pro Forma Reserve Information (b) as of March 31, 1996 for the Pro Forma Condensed Balance Sheet (c) as of January 1, 1996 for the Pro Forma Statement of Operations for the three-month period ended March 31, 1996, and (d) as of January 1, 1995 for the Pro Forma Statement of Operations for the year ended December 31, 1995.

The pro forma adjustments included in the accompanying Pro Forma Statements of Operations are based on assumptions and estimates and are not necessarily indicative of the results of operations of the Company as they may be in the future or as they might have been had the transaction actually occurred as of January 1, 1996 for the three-month period ended March 31, 1996 or as of January 1, 1995 for the year ended December 31, 1995.

                               INLAND RESOURCES INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   March 31, 1996
                                    (unaudited)

                                                                  Asset
                                                  Historical     Purchase     Pro Forma
                                                  -----------   ----------   -----------
 Assets:
   Cash and cash equivalents                      $ 3,394,272                $ 3,394,272
   Accounts receivable and accrued sales            1,091,021                  1,091,021
   Other current assets                               791,430                    791,430
   Oil and gas property and equipment, net         20,679,462   $9,000,000    29,679,462
   Other long-term assets                           1,016,382                  1,016,382
                                                  -----------                -----------
        Total assets                              $26,972,567                $35,972,567
                                                  -----------                -----------
                                                  -----------                -----------

 Liabilities and Stockholders' Equity:
   Current liabilities                            $ 3,587,532                $ 3,587,532
   Long-term debt                                   9,154,864                  9,154,864
   Other long-term liabilities                        390,250                    390,250
   Stockholders' equity                            13,839,921   $9,000,000    22,839,921
                                                  -----------                -----------
        Total liabilities and stockholders'
         equity                                   $26,972,567                $35,972,567
                                                  -----------                -----------
                                                  -----------                -----------

PRO FORMA ADJUSTMENT

The value of $9.0 million assigned to the Acquired Properties was based on the average fair market value of the 1,309,880 shares of common stock given as purchase consideration during the period shortly before and after the transaction was announced.

                              INLAND RESOURCES INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   Three-Month Period Ended March 31, 1996
                                   (unaudited)

                                                                   Acquired
                                                  Historical      Properties       Pro Forma
                                                  -----------   ---------------   -----------
Sales of oil and gas                               $ 691,982     $1,103,004 (1)    $1,794,986
                                                   ---------    -----------        ----------
Operating expenses:
   Lease operating expenses                          164,336         73,954 (1)       238,290
   Production taxes                                   31,217         62,332 (1)        93,549
   Exploration                                         9,781                            9,781
   Depletion, depreciation and amortization          195,029        684,487 (1)       879,516

   General and administrative, net                   276,744                          276,744
                                                   ---------    -----------        ----------
         Total operating expenses                    677,107        820,773         1,497,880
                                                   ---------    -----------        ----------
Operating income                                      14,875        282,231           297,106
Interest expense                                    (186,934)                        (186,934)
Other income, net                                     32,571                           32,571
                                                   ---------    -----------        ----------
Net income (loss)                                  $(139,488)   $   282,231        $  142,743
                                                   ---------    -----------        ----------
                                                   ---------    -----------        ----------

Net income (loss) per share                        $    (.03)                      $      .03
                                                   ---------                       ----------
                                                   ---------                       ----------

Weighted average common shares and
 common share equivalents outstanding              4,092,800                (2)     5,447,182
                                                   ---------                       ----------
                                                   ---------                       ----------

PRO FORMA ADJUSTMENTS

(1) To reflect revenues, direct operating expenses and depletion related to the Acquired Properties during the three-month period ended March 31, 1996.

(2) Assumes shares issued to purchase the Acquired Properties were outstanding for the entire three-month period along with dilutive stock options and warrants.

                              INLAND RESOURCES INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1995
                                   (unaudited)

                                                                  Acquired
                                                  Historical     Properties         Pro Forma
                                                  -----------   --------------     -----------
Revenues:
   Sales of oil and gas                           $ 1,904,810   $1,029,301 (1)     $ 2,934,111
   Management fees                                    326,178     (326,178)(2)
                                                  -----------   ----------         -----------
         Total revenue                              2,230,988      703,123           2,934,111
                                                  -----------   ----------         -----------
Operating expenses:
   Lease operating expenses                         1,010,050       69,461 (1)       1,079,511
   Production taxes                                   132,417       58,092 (1)         190,509
   Exploration                                        342,081                          342,081
   Depletion, depreciation and amortization           857,570      645,633 (1)       1,503,203

   General and administrative, net                  1,335,263                        1,335,263
                                                  -----------   ----------         -----------
         Total operating expenses                   3,677,381      773,186           4,450,567
                                                  -----------   ----------         -----------

Operating income                                   (1,446,393)     (70,063)         (1,516,456)
Interest expense                                     (749,307)                        (749,307)
Other income, net                                     127,537                          127,537
Gain on sale of Duchesne County Field                 850,000                          850,000

                                                  -----------   ----------         -----------
Loss from continuing operations before
 extraordinary loss                               $(1,218,163)  $  (70,063)        $(1,288,226)
                                                  -----------   ----------         -----------
                                                  -----------   ----------         -----------
Loss per share from continuing operations
 before extraordinary loss                        $      (.40)                     $      (.29)
                                                  -----------                      -----------
                                                  -----------                      -----------

Weighted average common shares outstanding          3,071,110              (3)       4,380,990
                                                  -----------                      -----------
                                                  -----------                      -----------

PRO FORMA ADJUSTMENTS

(1) To reflect revenues, direct operating expenses and depletion related to the Acquired Properties during the year ended December 31, 1995.

(2) To reverse management fees charged to Farmout, Inc. and prior owners by the Company for land, geological, engineering and accounting services.

(3) Assumes shares issued to purchase the Acquired Properties were outstanding for the entire year.

                               INLAND RESOURCES INC.
                          PRO FORMA RESERVE INFORMATION
                                   MAY 31, 1996
                                    (unaudited)


The following tables set forth the estimated oil and gas reserves of the Company (attributable to its net working interest only) and the estimated discounted future net cash inflows as of May 31, 1996. The reserve information is based on reports prepared by the Company's in-house reserve engineer. The reserve data has not been reviewed or audited by an independent petroleum engineering firm.

The first two tables set forth the estimated net quantities of proved developed and proved undeveloped oil and gas reserves owned by the Company at May 31, 1996. The last table sets forth, for the net quantities reported, the future net cash inflows discounted to present value at an annual rate of 10%. The discounted future net cash inflows were calculated in accordance with current Securities and Exchange Commission guidelines concerning the use of constant oil and gas prices and operating costs in reserve evaluations. Future net cash inflows from reserves at May 31, 1996 were calculated on the basis of prices in effect on that date, $18.30 per barrel of oil and $1.32 per Mcf of gas.

             ESTIMATED NET QUANTITIES OF PROVED DEVELOPED RESERVES

                                            Acquired
                           Historical      Properties       Pro Forma
                           ----------      ----------       ----------
Oil (MBbl)                    2,706             485           3,191
Gas (MMcf)                    4,467           1,202           5,669

            ESTIMATED NET QUANTITIES OF PROVED UNDEVELOPED RESERVES

                                            Acquired
                           Historical      Properties       Pro Forma
                           ----------      ----------       ----------
Oil (MBbl)                    2,160             -             2,160
Gas (MMcf)                    6,028             -             6,028

                 STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET
                    CASH FLOWS RELATING TO PROVED RESERVES
                               (in thousands)
                                 (unaudited)


                                                       Acquired
                                        Historical    Properties   Pro Forma
                                        ----------    ----------   ---------
 Future cash inflows                     $ 97,948       $ 9,879    $ 107,827
 Future production costs                  (30,930)       (2,815)     (33,745)
 Future development costs                 (19,824)            -      (19,824)
 Future income tax provision              (10,477)       (2,026)     (12,503)
                                         --------       -------    ---------
    Future net cash flows                  36,717         5,038       41,755
 Less effect of 10% discount factor       (14,924)       (1,324)     (16,248)
                                         --------       -------    ---------
 Standardized measure of discounted
  future net cash flow                   $ 21,793       $ 3,714    $  25,507
                                         --------       -------    ---------
                                         --------       -------    ---------